Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 9. Commitments and Contingencies

  Commitments

The Company leases certain of its facilities under non-cancellable operating leases, which expire through 2025.

Future minimum annual lease payments under all non-cancelable operating leases with an initial term in excess of one year as of December 31, 2014 are as follows:

Operating lease payments
Year ending December 31,	(U.S. $ in thousands)
2015	$12,723
2016	11,002
2017	7,097
2018	6,607
2019	6,044
Thereafter	24,607
$68,080

Rent expense for the years ended December 31, 2014, 2013 and 2012 was approximately $10.7 million, $4.7 million and $1.0 million, respectively.

In November 2013, a wholly-owned subsidiary of the Company entered into an unsecured five-year revolving credit facility (“credit facility”) of up to $250 million, which is intended to serve as the Company's primary senior unsecured bank credit facility to meet the liquidity needs of the Company. The credit facility matures in October 2018. Interest is calculated at defined margins above the Eurodollar, prime or Federal Funds rates.

The obligations under the credit facility are guaranteed collectively by the Company, its active Israeli subsidiaries and certain U.S subsidiaries. The credit facility requires the Company to maintain certain financial ratios and also contains other events of default and covenants that limit various matters.

During 2014, the Company has borrowed $50 million under the credit facility. As of December 31, 2014, the Company was in compliance with all the required covenants under the credit facility agreement.

As of December 31, 2014, the Company also had obligations in connection with acquisitions, mainly due to the Solid Concepts transaction. For additional information refer to note 2.

  Contingencies

Claims and Proceedings

In December 2008, an employee, whose employment with the Company was subsequently terminated, filed a claim against the Company demanding that, based on an alleged undertaking the Company had made, the Company issue to him an option that would allow him to maintain an equity interest of 1.45% in the Company, as well as reimburse salary reductions he had suffered in an aggregate sum of NIS 552,000 ($142,000). In July 2009, the Company filed its statement of defense, rejecting the claims raised by the former employee. Together with the former employee, the Company initiated mediation of the dispute, but did not reach a settlement. The former employee later amended his initial pleading to seek an additional NIS 441,000 ($113,000) on account of alleged wrongful termination by the Company. The claim was dismissed in November 2013 by the Israeli labor court, also awarding the Company legal expenses of NIS 55,000. The plaintiff has appealed the decisions and the appeal is currently ongoing at the national Israeli labor court.

On March 4, 2013, four current or former minority shareholders (two of whom were former directors) of the Company filed two lawsuits against the Company in an Israeli central district court. The lawsuits demand that the Company amend its capitalization table such that certain share issuances prior to the Stratasys-Objet merger to certain of Objet's shareholders named as defendants would be cancelled, with a consequent issuance of additional shares to the plaintiffs to account for the subsequent dilution to which they have been subject. The lawsuits also name as defendants Elchanan Jaglom, Chairman of the Company's board of directors, David Reis, Chief Executive Officer, various shareholders of the Company who were also shareholders of Objet, and, in one of the lawsuits, Ilan Levin, a director. The lawsuits allege in particular that a series of investments in Objet during 2002 and - 2007 was effected at a price per share that was below fair market value, thereby illegally diluting those shareholders that did not participate in the investments. The plaintiffs also allege that a portion of the amount invested in those transactions was actually invested by an investor who was already a shareholder of Objet and allegedly acting in concert with Mr. Jaglom, and that the interest of these two shareholders in these transactions was not properly disclosed to the minority shareholders at the time. The lawsuits furthermore claim that the Company effectively engaged in backdating the issuance of certain shares, in that shares that Objet reported as having been issued in 2006 and 2007 were actually issued at a subsequent date—as late as 2009. The Company filed its statements of defense in May 2013 denying the plaintiffs' claims. Also, the Company filed motion to dismiss the claims on grounds of statute of limitations, laches and lack of cause. On April 8, 2014, the court held a hearing on the motion and the parties submitted summation briefs. The court's decision is pending.

On February 5, 9, and 20, 2015, lawsuits styled as class actions were commenced in the United States District Courts for the District of Minnesota, the Southern District of New York, and the Eastern District of New York, respectively, naming the Company and certain of the Company's officers as defendants. The lawsuits allege violations of the Exchange Act in connection with allegedly false and misleading statements concerning the Company's business and prospects. The plaintiffs seek damages and awards of reasonable costs and expenses, including attorneys' fees. These lawsuits are in their initial stages and no substantive proceedings have occurred to date.  The Company intends to mount vigorous defenses to these lawsuits.

The Company is a party to various other legal proceedings, the outcome of which, in the opinion of management, will not have a material adverse effect on the financial position, results of operations or cash flows of the Company.